UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2004

Date of Report (Date of earliest event reported)

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 108th Avenue NE, Suite 2100

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 6, 2004, pursuant to an Agreement and Plan of Merger and Reorganization, dated as of March 22, 2004, by and among SAFLINK Corporation, a Delaware corporation, Spartan Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of SAFLINK, and SSP Solutions, Inc., a Delaware corporation, dba SSP-Litronic, Spartan was merged with and into SSP-Litronic, with SSP-Litronic surviving as a wholly-owned subsidiary of SAFLINK.

Following completion of the merger, SSP-Litronic filed with the SEC post-effective amendments removing from registration unsold securities under each of its outstanding registration statements on Form S-3 and Form S-8, and filed with the SEC a notice on Form 15 on August 9, 2004, certifying that SSP-Litronic’s common stock was held of record by fewer than 300 persons. As a result, SSP-Litronic is no longer required to file reports with the SEC.

In the merger agreement, we agreed to file a registration statement on Form S-3 with the SEC to register the resale of shares of our common stock issuable upon conversion of certain SSP-Litronic warrants, convertible promissory notes and options we assumed in connection with the merger. As a result, we are filing on this current report on Form 8-K certain financial statements of SSP-Litronic and certain pro forma financial information relative to the merger that we intend to incorporate by reference into the registration statement.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of Haskell & White LLP, independent registered public accounting firm of SSP Solutions, Inc.

99.1	Unaudited condensed consolidated financial statements of SSP Solutions, Inc. at and for the three and six month periods ended June 30, 2004 and 2003

99.2	SAFLINK Corporation and SSP Solutions, Inc. unaudited pro forma condensed consolidated financial statements for the twelve month period ended December 31, 2003, and at and for the six month period ended June 30, 2004

99.3	Consolidated financial statements of SSP Solutions, Inc. as of December 31, 2003, and 2002, and for each of the years in the two-year period ended December 31, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

October 15, 2004	By:	/s/ Glenn L. Argenbright
Glenn L. Argenbright President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Haskell & White LLP, independent registered public accounting firm of SSP Solutions, Inc.

99.1	Unaudited condensed consolidated financial statements of SSP Solutions, Inc. at and for the three and six month periods ended June 30, 2004

99.2	SAFLINK Corporation and SSP Solutions, Inc. unaudited pro forma condensed consolidated financial statements for the twelve month period ended December 31, 2003, and at and for the six month period ended June 30, 2004

99.3	Consolidated financial statements of SSP Solutions, Inc. as of December 31, 2003, and 2002, and for each of the years in the two year period ended December 31, 2003

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